                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   JUNE 1997
                             PAYMENT July 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                   CUSIP#              393534AA0
                                   Trust Account #     33-31829-0
                                   Distribution Date:  July 15, 1997

Securitized Net Interest Margin Certificates                                 Per $1,000
--------------------------------------------                                 Original
                                                                             --------
1.  Amount Available                                 4,615,933.26

Interest

2.   Aggregate Interest                              1,434,992.58            2.82478854

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest                1,434,992.58

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                    3,180,940.68            6.26169425

7.   Remaining outstanding principal
     balance                                       246,382,986.50           485.0058789
     Pool Factor                                        .48500588

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                   358,545,253.53**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   JUNE 1997
                             PAYMENT July 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                     CUSIP#                393534AA0
                                     Trust Account #       33-31829-0
                                     Distribution Date:    July 15, 1997


Securitized Net Interest Margin
-------------------------------                                   Per $1,000
Certificates                                                        Original
------------                                                       ----------
9.  Aggregate amount on deposit in
    reserve funds:
    (i)  attributable to the Residual
         Assets                             75,696,114.63
    (ii) attributable to this
         securitization                     23,847,145.46

10. Aggregate principal balance of
    loans refinanced by Green Tree
    Financial Corp.                          5,171,268.46

11. Weighted average CPR                            14.88%

12. Weighted average CDR                             2.55%

13. Annualized net loss percentage                   1.26%

14. Delinquency  30-59 day                            .82%
                 60-89 day                           0.22%
                 90+ day                             0.40%
                 Total 30+                           1.44%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
JUNE 1997
PAYMENT July 15, 1997



                                                Fee Assets
                ----------------------------------------------------------------------
                Guarantee          GNMA       Excess          Inside        Fee Asset
                   Fees           Excess     Servicing         Refi           Total
--------------  ------------    ----------   ----------     ----------    ------------
MaHCS 1987-A       16,465.69                   6,207.99                      22,673.68
MaHCS 1987-B       47,345.01                  16,120.21         769.18       64,234.40
MLMI 1987B         30,391.86                   4,213.24                      34,605.10
MLMI 1987C         35,714.68                   7,497.44         594.02       43,806.14
MLMI 1988E         51,391.08                   7,409.19       1,216.31       60,016.58
MLMI 1988H                                     7,363.45                       7,363.45
MLMI 1988Q                                    11,319.45                      11,319.45
MLMI 1988X                                     8,755.53                       8,755.53
MLMI 1989B                                     5,177.46                       5,177.46
MLMI 1989D                                    10,462.43                      10,462.43
MLMI 1989F                                    14,811.41       3,047.51       17,858.92
MLMI 1989H                                                    4,219.37        4,219.37
MLMI 1990B          6,179.35                   8,453.12         576.21       15,208.68
MLMI 1990D                                                    4,064.22        4,064.22
MLMI 1990G         51,983.37                  15,015.48       1,583.20       68,582.05
MLMI 1990I
MLMI 1991B                                     6,074.45                       6,074.45
MLMI 1991D                                    19,076.03                      19,076.03
MLMI 1991G                                    23,010.43                      23,010.43
MLMI 1991I                                    24,348.63                      24,348.63
MLMI 1992B                                    78,565.36                      78,565.36
MLMI 1992D                                    41,631.12                      41,631.12
GTFC 1992-1       119,713.62                  51,533.90      35,224.30      206,471.82
GTFC 1992-2        58,661.35                  63,595.71      23,980.39      146,237.45
GTFC 1993-1       101,581.54                  57,988.80      42,486.61      202,056.95
GTFC 1993-2       197,993.44                 112,066.06      23,553.62      333,613.12
GTFC 1993-3       540,427.60                 170,884.17      27,592.59      738,904.36
GTFC 1993-4                                  196,381.05                     196,381.05
                ----------------------------------------------------------------------
Conventional    1,257,848.59                 967,962.11     168,907.53    2,394,718.23


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   JUNE 1997
                             PAYMENT July 15, 1997



GNMA Servicing Fees    2,321,227.42     90,611.26   2,411,838.68
FHA Payment             (810,243.89)                 (810,243.89)
Servicing               (373,265.54)                 (373,265.54)
Prepayment shortfalls    (84,279.34)                  (84,279.34)
Liquidation Losses      (224,454.86)                  (24,454.86)
                       -----------------------------------------
GNMA                     828,983.79     90,611.26     919,595.05


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                      3,314,313.28

Payment on Finance 1 Note                                          3,314,313.28

Allocable to Interest (current)                                      654,656.12

Allocable to accrued but unpaid Interest                                    .00

Accrued and unpaid Trustee Fees                                             .00

Allocable to Principal                                             2,659,657.16

Finance 1 Note Principal Balance                                 111,193,581.54

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                   JUNE 1997
                             PAYMENT July 15, 1997


                              Inside
                Residual       Refi        Total
              ------------  ----------  ------------
MaHCS 1987-A           .00                       .00
MaHCS 1987-B           .00                       .00
MLMI 1987B             .00                       .00
MLMI 1987C             .00                       .00
MLMI 1988E             .00                       .00
MLMI 1988H       17,351.92                 17,351.92
MLMI 1988Q       20,054.27    1,121.02     21,175.29
MLMI 1988x       24,772.59    3,123.44     27,896.03
MLMI 1989B          377.57      534.99        912.56
MLMI 1989D             .00      234.24        234.24
MLMI 1989F             .00                       .00
MLMI 1989H             .00                       .00
MLMI 1990B             .00                       .00
MLMI 1990D             .00                       .00
MLMI 1990G             .00                       .00
MLMI 1990I             .00   17,947.19     17,947.19
MLMI 1991B             .00   40,375.49     40,375.49
MLMI 1991D        8,386.36   16,256.68     24,643.04
MLMI 1991G       76,811.46  100,937.48    177,748.94
MLMI 1991I      127,641.19   48,246.57    175,887.76
MLMI 1992B      262,600.55   53,942.66    316,543.21
MLMI 1992D       24,124.31   55,688.35     79,812.66
GTFC 1992-1            .00                       .00
GTFC 1992-2            .00                       .00
GTFC 1993-1            .00                       .00
GTFC 1993-2            .00                       .00
GTFC 1993-3            .00                       .00
GTFC 1993-4     376,325.97   24,765.68    401,091.65
                ----------  ----------  ------------
                938,446.19  363,173.79  1,301,619.98

Total Residual and Inside
 Refinance Payments                     1,301,619.98
                                        ------------